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                                  Exhibit 10.1
                                Escrow Agreement
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                                ESCROW AGREEMENT

         THIS AGREEMENT is made and entered into as of the ______ day of ___________, 1998, by and among INLAND REAL ESTATE CORPORATION, a Maryland corporation (the "Company"), INLAND SECURITIES CORPORATION, an Illinois Corporation (the "Dealer Manager"), and LASALLE NATIONAL BANK, N.A., CHICAGO, ILLINOIS (the "Escrow Agent"). Unless otherwise defined, capitalized terms used herein shall have the same meaning as in the Registration Statement on Form S-11.

         1. The Company does hereby open this escrow and Escrow Agent's sole concern and duties shall be as specifically set forth herein:

                 1.1 From time to time during the course of this escrow, in connection with the Company's offering (the "Offering") of up to 25,000,000 shares of Common Stock on a "best efforts" basis (the "Shares") (exclusive of Shares offered and sold pursuant to the Company's distribution reinvestment program), Escrow Agent will receive from subscribers deposits to be held in escrow in accordance with the terms hereof. All such funds received by Escrow Agent shall be placed into an interest-bearing account entitled "Inland Real Estate Corporation Escrow Account" (the "Escrow Account").

         2. All deposits from each subscriber shall be accompanied by a subscription agreement, stating among other things, subscriber name, current address and investment amount.

         3. Checks deposited in the Escrow Account from the various subscribers shall be made payable to "LNB, Escrow Agent for IREC."

         4. All parties understand and are aware that all funds received during the course of the escrow and deposited in the Escrow Account must clear the normal banking channels prior to the release of any funds.

         5. The Company understands that it is not entitled to any funds received into escrow in the event of cancellation of the Offering and in such event, deposits shall be returned to the subscribers.

         6. Subscribers named in any subscription for Shares clearly understand that this is an impound escrow between the Company, the Dealer Manager, and the Escrow Agent and that they are not a party to this escrow.

         7. All documents, including any instrument necessary for the negotiation or other transfer of escrow assets, deposited simultaneously with the execution of this Agreement are approved by the Company, and the Escrow Agent shall not be obligated to inquire as to the form, manner of execution or validity of these documents or any document hereafter deposited pursuant to the provisions hereof, nor shall the Escrow Agent be obligated to inquire as to the identity, authority or rights of the persons executing the same. The Escrow Agent shall be liable under this Agreement only for its failure to exercise due care in the performance of its duties expressly set forth in this Agreement.
The Escrow Agent shall have a lien on all securities, monies and documents deposited in this escrow by each subscriber to secure Escrow Agent's reasonable compensation and expenses and for judgments, attorneys' fees and other liabilities which the Escrow Agent may incur or sustain by reason of this escrow, and the undersigned agrees to pay to Escrow
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Agent, upon demand, amounts to satisfy all such liabilities, fees and expenses.
In case of conflicting demands upon it, the Escrow Agent may withhold performance of this escrow until such time as the conflicting demands shall have been withdrawn or the rights of the respective parties shall have been settled by court adjudication, arbitration, joint order or otherwise.

         8. Commencing with the date the Securities and Exchange Commission declares the Company's Registration Statement on Form S-11 effective (the "Effective Date"), and ending on the Termination Date (the "Offering Period"), the Escrow Agent shall disburse (i) to the Dealer Manager on a monthly basis, subject to the terms and conditions of the Dealer Manager Agreement dated ___________, 1998 between the Company and the Dealer Manager (the "Dealer Manager Agreement"), up to 7% of the sales price ($.77 based on the $11.00 sales price) for each Share sold by the Dealer Manager; and (ii) the remainder of any funds received by the Escrow Agent to the Company on a monthly basis, or otherwise in accordance with the Company's written request, and any funds held in escrow shall be invested by the Escrow Agent, subject to paragraph 9 hereof, in such instruments as the Company may direct. Upon termination of the Offering, which shall occur not later than 12 months after the Effective Date, provided however that, subject to requalification in certain states, the Company may extend the Offering Period from time to time, but in no event more than two years after the Effective Date (the "Termination Date"), all amounts theretofore undistributed shall be distributed to the Company and to the Dealer Manager, and this escrow shall close and be consummated in its entirety.

         9. The funds deposited herein shall be invested in federally insured bank accounts (e.g., savings accounts), short-term certificates of deposit issued by a bank, short-term securities issued or guaranteed by the United States government and any other investments permitted under Rule 15c2-4 of the Securities Exchange Act of 1934, as amended, at the direction of the Company. The interest on such investments shall, on a monthly basis while subscribers' deposits remain in escrow and, if all conditions herein are met, when such deposits are disbursed to the Company, be disbursed by the Escrow Agent to the Company in accordance with paragraph 8 hereof.

         10. Any notices which are required or desired to be given hereunder to the parties hereto shall be in writing and may be given by mailing the same to the address indicated below (or to such other address as either of the parties may have theretofore substituted therefor by written notification to the other party hereto), by registered or certified United States mail, postage prepaid. For all purposes hereof, any notice so mailed by the Escrow Agent shall be treated as though served upon the party to whom it was mailed at the time it is deposited in the United States mail by the Escrow Agent whether or not such party thereafter actually receives such notice. Notices to the Escrow Agent shall be in writing and shall not be deemed to be given until actually received by the Escrow Agent's trust department. Whenever under the terms hereof the time for giving a notice or performing an act falls upon a Saturday, Sunday or bank holiday, such time shall be extended to the Escrow Agent's next business day.

         11. The Escrow Agent, when acting as the Escrow Agent, undertakes to perform only such duties as are expressly set forth herein and the Escrow Agent shall not be subject to, nor obliged to recognize, any other agreement between, or direction or instruction of, the Company even though reference thereto may be made herein; provided, however, this Agreement may be amended at any time or times by an instrument in writing signed by the Company, the Dealer Manager and Escrow Agent. In the event the Escrow Agent





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becomes involved in or is threatened with litigation by reason hereof, it is hereby authorized to and may deposit with the clerk of a court of competent jurisdiction any and all funds held by it pursuant hereto, and thereupon the Escrow Agent shall stand fully relieved and discharged of any further duties hereunder.

         12. If any property subject hereto is at any time attached, garnished or levied upon, under any court order, or in case the payment, assignment, transfer, conveyance or delivery of any such property shall be stayed or enjoined by any court order, or in any case any order, judgment or decree shall be made or entered by any court affecting such property, or any part thereof, then in any of such events, the Escrow Agent is authorized, in its sole discretion, to rely upon and comply with any such order, writ, judgment or decree, which it is advised by legal counsel of its own choosing is binding upon it, and if it complies with any such order, writ, judgment or decree, it shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, even though such order, writ, judgment or decree may be subsequently reversed, modified, annulled, set aside or vacated.

         13. This Agreement shall be construed, enforced and administered in accordance with the internal laws, as opposed to the conflicts of laws provisions, of the State of Illinois.

         14. The Escrow Agent shall be entitled to reasonable fees in connection with this Escrow, which fees shall be payable by the Company.

         15. The Escrow Agent may resign by giving five days written notice by registered or first class mail sent to the undersigned at its address herein set forth; and, thereafter, shall deliver all remaining deposits in said escrow upon the written and signed order of the undersigned. If no such notice is received by the Escrow Agent within 30 days after mailing such notice it is unconditionally and irrevocably authorized and empowered to send any and all items deposited hereunder by registered mail to the respective depositors thereof or, at its sole option, to deliver such deposited items to the respective depositors.

         16. Any notice required to be given hereunder by any of the parties hereto shall be addressed as follows:

                 If to the Company:

                 Inland Real Estate Corporation
                 2901 Butterfield Road
                 Oak Brook, Illinois 60523

                 If to the Dealer Manager:

                 Inland Securities Corporation
                 2901 Butterfield Road
                 Oak Brook, Illinois 60523





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                 If to Escrow Agent:

                 LaSalle National Bank, N.A.
                 135 South LaSalle Street
                 Chicago, Illinois 60603
                 Attn:  Corporate Trust Department

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         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


                                           INLAND REAL ESTATE CORPORATION


                                           By:
                                              -------------------------------
                                           Title:
                                                 ----------------------------



                                           INLAND SECURITIES CORPORATION


                                           By:
                                              -------------------------------
                                           Title:
                                                 ----------------------------



                                           LASALLE NATIONAL BANK, N.A.
                                           CHICAGO, IL


                                           By:
                                              -------------------------------
                                           Title:
                                                 ----------------------------





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